Exhibit 99.4

                             EMPIRE GLOBAL CORP.
                             (the "Corporation")

                           AUDIT COMMITTEE CHARTER


The audit committee is a committee of the board of directors to which the board delegates its responsibilities for the oversight of the accounting and financial reporting process and financial statement audits.


Responsibilities

The audit committee will:

    a) review and report to the board of directors of the Corporation on the following before they are published:

        (i) the financial statements and MD&A (management discussion and analysis) (as defined in National Instrument 51-102) of the Corporation;

        (ii) the auditor's report, if any, prepared in relation to those financial statements;

    b) review the Corporation's annual and interim earnings press releases before the Corporation publicly discloses this information;

    c) satisfy itself that adequate procedures are in place for the review of the Corporation's public disclosure of financial information extracted or derived from the Corporation's financial statements and periodically assess the adequacy of those procedures;

    d) recommend to the board of directors:

        (i) the external auditor to be nominated for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Corporation, and

        (ii) the compensation of the external auditor;

    e) oversee the work of the external auditor engaged for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Corporation, including the resolution of disagreements between management and the external auditor regarding financial reporting;

    f) monitor, evaluate and report to the board of directors on the integrity of the financial reporting process and the system of internal controls that management and the board of directors have established;

    g) monitor the management of the principal risks that could impact the financial reporting of the Corporation;

    h) establish procedures for:

        (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and


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        (ii) the confidential, anonymous submission by employees of the
        Corporation of concerns regarding questionable accounting or auditing matters;

    i) pre-approve all non-audit services to be provided to the Corporation or its subsidiary entities by the Corporation's external auditor;

    j) review and approve the Corporation's hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Corporation;

    k) with respect to ensuring the integrity of disclosure controls and internal controls over financial reporting, understand the process utilized by the Chief Executive Officer and Chief Financial Officer to comply with Multilateral Instrument 52-109; and

    l) the committee shall annually review, discuss and assess the performance of the committee and its members, and shall periodically review and consider the need for recommending amendment to this charter to the board of directors.


Composition of the Committee

The committee will be composed of three directors from the Corporation's board of directors, a majority of whom will be independent. Independence of the Board members will be as defined by applicable legislation and as a minimum each committee member will have no direct or indirect relationship with the Corporation which, in the view of the board of directors, could reasonably interfere with the exercise of a member's independent judgment. All members of the committee will be financially literate as defined by applicable legislation.


Meetings

Meetings may be convened at the request of any member of the audit committee or at the request of the Corporation's external auditor. The committee shall meet regularly, but not less frequently than quarterly.

A majority of the members of the committee shall constitute a quorum. The committee shall act on the affirmative vote of a majority of the members present at a meeting at which a quorum is present. Without a meeting, the committee may act by unanimous written resolution of all members.

The committee members shall, when deemed appropriate, meet in private session with the external auditor; with management and as committee members only to discuss matters relevant to the committee's mandate.


Authority

The committee has the authority to communicate directly with and to meet with the external auditors and the internal auditor, without management involvement. This extends to requiring the external auditor to report directly to the committee.

The committee has the authority to engage independent counsel and other advisors as it deems necessary to carry out its duties and the committee will set the compensation for such advisors.


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Reporting

The reporting obligations of the committee will include:

    1. reporting to the board of directors on the proceedings of each committee meeting and on the committee's recommendations at the next regularly scheduled directors' meeting; and

    2. reviewing, and reporting to the board of directors on its concurrence with, the disclosure required with respect to the audit committee in any management information circular prepared by the Corporation.